United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2023

Date of Report (date of earliest event reported)

Limoneira Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 21, 2023, Limoneira Company (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at 10:00 a.m. Pacific Time, at the Museum of Ventura County Agriculture Museum, 926 Railroad Avenue, Santa Paula, California, 93060. A total of 17,830,604 shares of the Company’s Common Stock, par value $0.01 per share, each of which is entitled to one (1) vote (“Common Stock”); 14,790 shares of its Series B 8.75% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to ten (10) votes for a total of 147,900 (“Series B Preferred Stock”); and 9,300 shares of its Series B-2 4% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to one (1) vote (“Series B-2 Preferred Stock”), were issued, outstanding, and entitled to vote as of January 27, 2023, the record date for the Annual Meeting. There were 12,355,403.98 shares of Common Stock; 14,790 shares (or 147,900 votes) of Series B Preferred Stock; and 9,300 shares of Series B-2 Preferred Stock present, in person or by proxy, at the Annual Meeting, representing 69.56% of the total shares of capital stock outstanding, which constituted a quorum.

The stockholders were asked to vote on four (4) proposals, with Common Stock, Series B Preferred Stock, and Series B-2 Preferred Stock voting together as a single class for all of the proposals. Set forth below are the matters acted upon by the stockholders and the final voting results of each such proposal.

Proposal 1: Election of Directors

The following votes were cast with respect to the election of the following nominees as directors of the Company to hold office for a three-year term, ending at the 2026 Annual Meeting of Stockholders:

Shares Voted
	For	Withheld	Broker Non-Votes
Elizabeth Blanchard Chess	6,106,889.98	2,631,886	3,773,828
Elizabeth Mora	5,130,571.98	3,608,204	3,773,828

Based on the votes set forth above, each of the nominees listed above was duly elected to serve as a director of the Company for a three-year term, ending at the 2026 Annual Meeting of Stockholders.

Proposal 2: Advisory Vote on Executive Compensation

The following votes were cast with respect to the non-binding, advisory vote on compensation of the named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended:

Shares Voted
For	Against	Abstain	Broker Non-Votes
6,670,436.98	1,932,449	135,890	3,773,828

Based on the votes set forth above, the compensation of the named executive officers was approved by the stockholders on a non-binding, advisory basis.

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

The following votes were cast with respect to the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2023:

Shares Voted
For	Against	Abstain
12,384,182.98	127,166	1,255

Based on the votes set forth above, the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2023 was duly ratified by the stockholders.

Proposal 4: Amendment of the Company’s Restated Certificate of Incorporation to Allow for the Exculpation of Officers

The following votes were cast with respect to approval of the amendment to the Company’s Restated Certificate of Incorporation:

Shares Voted
For	Against	Abstain	Broker Non-Votes
7,876,630.98	763,489	98,656	3,773,828

Based on the votes set forth above, the amendment to the Company’s Restated Certificate of Incorporation was not approved by the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2023	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer and Treasurer